EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             CASCADE CAPITAL TRUST I

                              OFFER TO EXCHANGE ITS
                       11.00% CAPITAL SECURITIES, SERIES B
                         ("EXCHANGE CAPITAL SECURITIES")
            (LIQUIDATION AMOUNT $1,000 PER EXCHANGE CAPITAL SECURITY)
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                       11.00% CAPITAL SECURITIES, SERIES A
                         ("ORIGINAL CAPITAL SECURITIES")
            (LIQUIDATION AMOUNT $1,000 PER ORIGINAL CAPITAL SECURITY)
                UNCONDITIONALLY GUARANTEED, AS DESCRIBED HEREIN,

                                       BY

                          CASCADE FINANCIAL CORPORATION

                 PURSUANT TO THE PROSPECTUS DATED JULY __, 2000
         (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED, THE "PROSPECTUS")

                  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL
        EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 2000,
                OR ON SUCH LATER DATE OR TIME TO WHICH THE TRUST
                 MAY EXTEND THE EXCHANGE OFFER (THE "EXPIRATION
                                     DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                   NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  The Exchange Agent For The Exchange Offer Is:

                            WILMINGTON TRUST COMPANY,
                 as Property Trustee of Cascade Capital Trust I


Facsimile                    By Hand, Overnight Delivery,         Confirm by
Transmission Number:          Courier or Certified Mail:          Telephone:

(302) 651-8882                 Wilmington Trust Company,        (302) 651-1000
(Eligible Institutions             as Exchange Agent
Only)                             Rodney Square North
                               1100 North Market Street
                            Wilmington, Delaware 19890-0001
                         Attn: Corporate Trust Administration
                        Cascade Capital Trust I Exchange Offer




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DELIVERY OF THIS  LETTER OF  TRANSMITTAL  TO AN ADDRESS  OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Original Capital Securities, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of the Original Capital Securities. As used herein, the term "Certificates" means physical certificates representing Original Capital Securities.

         To participate in the Exchange Offer (as defined below), Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Original Capital Securities," or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Capital Securities into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book-Entry Confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust and the Corporation may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

         If the tender is not made through ATOP, then Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

         Holders of Original Capital Securities who cannot complete the procedures for delivery by book-entry transfer of such Original Capital Securities on a timely basis or who cannot deliver their Certificates for such Original Capital Securities and all other required documents to the Exchange Agent on or prior to the Expiration Date, must, in order to participate in the Exchange Offer, tender their Original Capital Securities according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Capital Securities."

         THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND USING REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED OR OVERNIGHT DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:


               DESCRIPTION OF ORIGINAL CAPITAL SECURITIES TENDERED
                               (SEE INSTRUCTION 4)


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------------

*        Need not be completed by book-entry holders.

** Original Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Original Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Original Capital Securities held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

             BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

o CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE
       AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

o CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of
   Guaranteed Delivery:

Name of Institution which
   Guaranteed Delivery:

If Guaranteed Delivery is to be
   made By Book-Entry Transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:


o CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL CAPITAL SECURITIES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.




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Name:

Address:

Area Code and Telephone Number:

Contact Person:

o CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NONEXCHANGED OR NONTENDERED ORIGINAL CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.



Ladies and Gentlemen:

         The undersigned hereby tenders to Cascade Capital Trust I, a trust formed under the laws of the State of Delaware (the "Trust"), and Cascade Financial Corporation, a Delaware corporation (the "Corporation"), the above-described aggregate Liquidation Amount of the Trust's Original Capital Securities in exchange for a like aggregate Liquidation Amount of the Trust's Exchange Capital Securities which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Original Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Trust in connection with the Exchange Offer) with respect to the tendered Original Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Capital Securities to the Corporation or the Trust together with all accompanying evidences of transfer and authenticity to the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Original Capital Securities, (ii) present Certificates for such Original Capital Securities for transfer, and to transfer the Original Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Original Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered Holder(s) of the Original Capital Securities tendered hereby should be printed in the box entitled "Description of Original Capital Securities" above, if they are not already set


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forth in such box, as they appear on the Certificates representing such Original
Capital Securities or on the records of DTC, as the case may be. The Certificate number(s) of any such Certificates and the liquidation amount of such Original Capital Securities should be specified in such box as indicated above.

         The undersigned understands that tenders of Original Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus and in the instructions attached hereto will, upon the Corporation's and the Trust's acceptance for exchange of such tendered Original Capital Securities, constitute a binding agreement between the undersigned, the Corporation and the Trust upon the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Trust may not be required to accept for exchange any of the Original Capital Securities tendered hereby.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name(s) of the undersigned or credited to the account at DTC indicated above in the case of a book-entry transfer of Original Capital Securities.

         If any Original Capital Securities are submitted for more Original Capital Securities than are tendered or accepted for exchange, then, without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer, such non-exchanged or non-tendered Original Capital Securities will, if evidenced by Certificates, be returned, or will, if evidenced by book-entry, be credited to the account at DTC indicated above. If applicable, substitute Certificates representing non-exchanged Original Capital Securities will be issued to the undersigned or non-exchanged Original Capital Securities will be credited to the account at DTC indicated above in the case of a book-entry transfer of Original Capital Securities.

         Unless otherwise indicated under "Special Delivery Instructions," certificates for Original Capital Securities and for Exchange Capital Securities will be delivered to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE UNDERSIGNED IS NOT AN "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES
ACT) OF THE CORPORATION OR THE TRUST, (2) ANY EXCHANGE CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (3) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF EXCHANGE  CAPITAL  SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER,  AND
(4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE CAPITAL SECURITIES. BY TENDERING ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL CAPITAL SECURITIES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL CAPITAL SECURITIES ARE HELD BY SUCH BROKER-DEALER ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY IT FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH
EXCHANGE CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING THE PROSPECTUS, IT WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE CORPORATION AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS MAY BE USED IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES BY A BROKER-DEALER WHO ACQUIRED ORIGINAL CAPITAL SECURITIES


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FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING  ACTIVITIES (A
"PARTICIPATING BROKER- DEALER") FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER.

         IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY TENDERING THROUGH BOOK-ENTRY TRANSFER IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL (1) THE CORPORATION AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (2) THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE CORPORATION OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE CAPITAL SECURITIES, THEY SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE ON WHICH (1) PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE CAPITAL SECURITIES OR (2) THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE CORPORATION AND THE TRUST, OR CAUSE THE CORPORATION AND THE TRUST TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER--EXCHANGE AGENT."

         Holders of the Capital Securities will be entitled to receive cumulative Distributions arising from the payment of interest on the Junior Subordinated Debentures, accumulating from March 1, 2000, and payable semi-annually in arrears on March 1st and September 1st of each year, commencing on September 1, 2000. The record dates will be the 15th day of the month immediately preceding the month in which the relevant payment occurs. In the event the Exchange Offer is consummated prior to the first record date, August 15, 2000, each Exchange Capital Security will pay cumulative Distributions from and after ________, 2000. However, in the event the Exchange Offer is consummated after August 15, 2000, Distributions will be paid on the Original Capital Securities accumulated from and after March 1, 2000 through September 1, 2000, and the Exchange Capital Securities then will pay Distributions from and after September 1, 2000. The amount of each Distribution with respect to Exchange Capital Securities will include amounts accrued to, but excluding the date the Distribution is due. Because of the foregoing procedures regarding Distributions, the amount of the Distributions received by holders whose Original Capital Securities are accepted for exchange will not be affected by the exchange. The amount of Distributions payable for any period will be computed on the basis of the actual number of days elapsed in such period and a 360-day year of twelve 30-day months. In the event that any date on which Distributions are


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payable on the  Exchange  Capital  Securities  is not a Business Day (as defined below), payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect to any such delay), except that if such next succeeding Business Day falls in the next calendar year, such payment shall be made on the last Business Day of the calendar year, in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date".) A "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Wilmington, Delaware are authorized or required by law or executive order to remain closed.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Original Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

         Except as stated in the Prospectus, this tender is irrevocable.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL CAPITAL SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL CAPITAL SECURITIES AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                     (SEE ATTACHED INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE LAST PAGE)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Capital Securities hereby tendered or on the records of DTC, as the case may be, or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust to comply with the restrictions on transfer applicable to the Original Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, set forth the signatory's full title. See Instructions 5.



-------------------------------------------------
(Signature(s) of Holder(s))


Date:    ____________, 2000



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-------------------------------------------------

-------------------------------------------------
(Please Print)

Capacity:         _____________________________________
                  (Full Title)

                  -------------------------------------
                  (Address)

                  -------------------------------------
                  (Include Zip Code)

                  -------------------------------------
                  (Area Code and Telephone Number)

                  -------------------------------------
                  (Tax Identification or Social Security Number)


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                            GUARANTEE OF SIGNATURE(S)
                      (See Attached Instructions 2 and 5)



Authorized
 Signature:       _________________________________________________

Date:             _____________, 2000

Name of
  Firm:           _________________________________________________

(Please Print)

Capacity:         _____________________________________
                  (Full Title)

                  -------------------------------------
                  (Address)

                  -------------------------------------
                  (Include Zip Code)

                  -------------------------------------
                  (Area Code and Telephone Number)

                  -------------------------------------
                  (Tax Identification or Social Security Number)

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 1, 5 and 6)

         To be completed ONLY if Exchange Capital Securities or non-tendered or non-exchanged Original Capital Securities are to be issued in the name of someone other than the registered Holder(s) of the Original Capital Securities whose name(s) appear(s) above.



Issue:

o        Non-tendered or non-exchanged Original Capital Securities to:

o        Exchanged Capital Securities to:

(Please Print)

Capacity:         _____________________________________
                  (Full Title)

                  -------------------------------------
                  (Address)

                  -------------------------------------
                  (Include Zip Code)

                  -------------------------------------
                  (Area Code and Telephone Number)

                  -------------------------------------
                  (Tax Identification or Social Security Number)

                          SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 1, 5 and 6)

         To be completed ONLY if certificates for Exchange Capital Securities or non-tendered or non-exchanged Original Capital Securities are to be sent to someone other than the registered Holder(s) of the Original Capital Securities whose name(s) appear(s) above, or such registered Holder(s) at an address other than that shown above.

Mail:

o        Non-tendered or non-exchanged Original Capital Securities to:

o        Exchanged Capital Securities to:


(Please Print)

Capacity:         _____________________________________
                  (Full Title)

                  -------------------------------------
                  (Address)

                  -------------------------------------
                  (Include Zip Code)

                  -------------------------------------
                  (Area Code and Telephone Number)

                  -------------------------------------
                  (Tax Identification or Social Security Number)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, Holders must tender by (a) forwarding Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Capital Securities into the Exchange Agent's account at DTC and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust and the Corporation may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

         If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees. and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

         Original Capital Securities may be tendered in whole or in part in the aggregate liquidation amount of $100,000 (100 Original Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any, Original Capital Securities are tendered for exchange in part, the untendered aggregate liquidation amount thereof must be $100,000 (100 Original Capital Securities) or any integral multiple of $1,000 in excess thereof.

         Holders who wish to tender their Original Capital Securities and (i) whose Original Capital Securities are not immediately available or (ii) who cannot deliver their Original Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The
Exchange Offer--Guaranteed Delivery." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) (a) a Book-Entry Confirmation or (b) the certificates representing all tendered Original Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be, in any case, received by the Exchange Agent within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Exchange Offer -- Guaranteed Delivery."

         A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED

TO ENSURE TIMELY DELIVERY.

         Neither the Corporation nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering Holder, by book-entry transfer through ATOP or execution of a Letter (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                           (i) this  Letter  of  Transmittal  is  signed  by the
                  registered Holder(s) of Original Capital Securities tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                           (ii) such Original  Capital  Securities  are tendered
                  for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature (s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Capital Securities" is inadequate, the Certificate number(s) and/or the liquidation amount of Original Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Capital Securities will be accepted only in the aggregate liquidation amount of $100,000 (100 Original Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Original Capital Securities are tendered for exchange in part, the untendered aggregate liquidation amount thereof must be $100,000 (100 Original Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Original Capital Securities are to be tendered, fill in the aggregate liquidation amount of Original Capital Securities that are to be tendered in the box entitled "Liquidation Amount of Original Capital Securities Tendered." If applicable, new Certificate(s) for the Original Capital Securities that were not tendered will be sent to the address designated herein by such Holder promptly after the Expiration Date. All Original Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Original Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to such date, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at the address set forth above or in the Prospectus on or prior to such date. Any such notice of withdrawal must specify the name of the person who tendered the Original Capital Securities to be withdrawn, the aggregate liquidation amount of Original Capital Securities to be withdrawn, and, if any Certificates for Original Capital Securities have been tendered, the name of the registered Holder of the Original Capital Securities as set forth on any such Certificates, if different from that of the person who tendered such Original Capital Securities. If Certificates for the Original Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Capital Securities tendered for the account of an Eligible Institution. If Original Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Original Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Capital
Securities. Withdrawals of tenders of Original Capital Securities may not be rescinded. Original Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described herein.

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Trust, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation or the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Capital Securities which have been tendered but which are withdrawn will be returned to the Holder thereof promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Capital Securities tendered hereby, the signature (s) must correspond exactly with the name (s) as written on the face of the Certificate(s) for such Original Capital Securities, without alteration, enlargement or any change whatsoever, or as recorded in DTC's book-entry transfer facility system, as the case may be.

         If any Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Capital Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. If any tendered Original Capital Securities are registered in different names in several book-entry accounts, proper procedures for book-entry transfer must be followed for each account.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Trust, in their sole discretion, of each such person's authority so to act.

         When this Letter of Transmittal is signed by the registered Holder(s) of the Original Capital Securities listed and transmitted hereby, or book-entry transfer is effectuated by such Holder(s), no endorsement(s) of Certificate (s) or separate bond power(s) are required except if Exchange Capital Securities are to be issued in the name of a person other than the registered Holder(s). If such exception applies, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Original Capital Securities listed, the
Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name(s) of the registered Holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation or the Trust may require in accordance with the restrictions on transfer applicable to the Original Capital Securities. In such event, signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Original Capital Securities not exchanged will be returned, if evidenced by Certificates, by mail or, if tendered by book-entry transfer, by crediting the account at DTC indicated above in Instruction 4.

         7. IRREGULARITIES. The Corporation and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Capital Securities, which determination shall be final and binding on all parties. The Corporation and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may in the view of counsel to the Corporation and the Trust be unlawful. The Corporation and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Capital Securities of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Corporation's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The
                  Corporation, the Trust, any affiliates or assigns of the Corporation, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of

                  Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Holder whose tendered Original Capital Securities are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Original Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.


         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer
Identification   Number   below   in  order   to   avoid   backup   withholding.
Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9.

         If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Capital Securities.

         Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

         Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. WAIVER OF CONDITIONS. The Corporation and the Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Capital Securities for exchange.

         Neither the Corporation, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Capital Securities nor shall any of them incur any liability for failure to give any such notice.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Original Capital Securities have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         13. SECURITY TRANSFER TAXES. Holders who tender their Original Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of. any person other than the registered Holder of the Original Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder.


         IMPORTANT: BOOK-ENTRY CONFIRMATION OR THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (See Instructions 9)

PAYOR'S NAME:              WILMINGTON TRUST COMPANY, AS EXCHANGE AGENT



SUBSTITUTE    Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND Form W-9

TIN:_____________________________________
       CERTIFY BY SIGNING AND DATING BELOW:
Social Security Number
     Department of the                      or Employer Identification Number
          Treasury


Internal Revenue Service    Part 2 - TIN Applied for o

                           CERTIFICATION-- UNDER THE PENALTIES OF PERJURY, I
    Payer's Request for    CERTIFY THAT:
  Taxpayer Identification
       Number ("TIN") (1) The number shown on this form is my Certification that my correct taxpayer identification number (or I am waiting for a number to be issued to me).
                           (2)      I  am  not  subject  to  backup  withholding
                                    either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                           (3) any other  information  provided  on this form is
true and correct.


Signature: _____________________________   Date:__________________________


You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature: _____________________________     Date:__________________________

                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                       11.00% CAPITAL SECURITIES, SERIES A
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                             CASCADE CAPITAL TRUST I
                          UNCONDITIONALLY GUARANTEED BY
                          CASCADE FINANCIAL CORPORATION

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 11.00% Capital Securities, Series A (the "Original Capital Securities") are not immediately available, (ii) Original Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to Wilmington Trust Company, the property trustee ("Property Trustee") of Cascade Capital Trust I, as exchange agent (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

         The Exchange Agent For The Exchange Offer Is:

                            WILMINGTON TRUST COMPANY,
                 as Property Trustee of Cascade Capital Trust I


Facsimile                   By Hand, Overnight Delivery,         Confirm by
Transmission Number:         Courier or Certified Mail:          Telephone:

(302) 651-8882                Wilmington Trust Company,        (302) 651-1000
(Eligible Institutions            as Exchange Agent
Only)                            Rodney Square North
                              1100 North Market Street
                           Wilmington, Delaware 19890-0001
                        Attn: Corporate Trust Administration
                       Cascade Capital Trust I Exchange Offer

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Cascade Capital Trust I, a Delaware business trust (the "Trust"), and to Cascade Financial Corporation, a Delaware Corporation (the "Corporation"), upon the terms and subject to the conditions set forth in the Prospectus dated July __, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Original Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Original Capital Securities."

         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Original Capital Securities exactly as its (their) name(s) appear(s) on certificates for Original Capital Securities or on a security position listing the owners of Original Capital Securities, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                                      PLEASE SIGN AND COMPLETE


Print Name(s) of
   Registered Holder(s):   _____________________________________________________

Address(es):               _____________________________________________________

Area Code and
  Telephone Number:        _____________________________________________________

Print Name and Title
  of Authorized Signatory: _____________________________________________________

Total Liquidation Amount
   of Original Capital
   Securities Held By
   Registered Holder:      _____________________________________________________

Liquidation Amount of
   Original Capital Securities
   Tendered (if different than
    the total liquidation
    amount):               _____________________________________________________


                           -----------------------------------------------------

         If Original Capital Securities will be tendered by forwarding a Certificate or Certificates, provide the following information:

Certificate No(s) of Original Capital Securities (if available):

If Original Capital Securities will be tendered by book-entry transfer, provide the The Depository Trust Company ("DTC") Account Number:


Date:    ______________________________________________________

*Must be in denominations of a Liquidation Amount of $ 1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

             ------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

             ------------------------------------------------------

          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY



x _____________________________                  x _____________________________



x _____________________________                  x _____________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at the address set forth above, either the Original Capital Securities tendered hereby in proper form for transfer, or confirmation of the transfer of such Original Capital Securities to the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER(S) OF TRANSMITTAL AND THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO THE UNDERSIGNED.





Name of Firm                                      (Authorized Signature)



Address                                           (Please Type or Print)



Zip Code                                          Title



Area Code and Telephone No.                       Dated


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                                                    EXHIBIT 99.3

                        FORM OF EXCHANGE AGENT AGREEMENT


                                  July __, 2000



Wilmington Trust Company,
as Property Trustee of Cascade Capital Trust I
Corporate Trust Administration
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Ladies and Gentlemen:

         Cascade Capital Trust I, a business trust formed under the laws of the State of Delaware (the "Trust") proposes to make an offer (the "Exchange Offer") to exchange any and all of its outstanding 11.00% Capital Securities, Series A (Liquidation Amount $1,000 per Capital Security) (the "Original Capital Securities") for its 11.00% Capital Securities, Series B (Liquidation Amount $1,000 per Capital Security) (the "Exchange Capital Securities"). All of the beneficial interests represented by common securities of the Trust are owned by Cascade Financial Corporation, a Delaware corporation (the "Corporation"). The terms and conditions of the Exchange Offer as currently contemplated are set forth in a prospectus, dated July __, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), to be distributed to all record holders of the Original Capital Securities. A copy of the Prospectus is attached hereto as Exhibit A. The Original Capital Securities and the Exchange Capital Securities are collectively referred to herein as the "Securities."

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

         A copy of each of the form of the Letter of Transmittal, the form of the Notice of Guaranteed Delivery, the form of letter to brokers and the form of letter to clients to be used in connection with the Exchange Offer are attached hereto as Exhibit B.

         The Trust hereby appoints the Property Trustee to act as exchange agent (the "Exchange Agent") in connection with the Exchange Offer. References hereinafter to "you" shall refer to the Property Trustee.

         The Exchange Offer is expected to be commenced by the Trust on or about ___________, 2000. The Letter of Transmittal accompanying the Prospectus (or in the case of book-entry securities, the ATOP system) is to be used by the holders of the Original Capital Securities to accept the Exchange Offer and contains instructions with respect to (i) the delivery of certificates for Original Capital Securities tendered in connection therewith and (ii) the book-entry transfer of Securities to the Exchange Agent's account.

         The Exchange Offer shall expire at 5:00 P.M., New York City time, on ___________, 2000 or on such later date or time to which the Trust may extend the Exchange Offer (the "Expiration Date"). Subject to the terms and conditions set forth in the Prospectus, the Trust expressly reserves the right to extend the Exchange Offer from time to time by giving oral (to be confirmed in writing) or written notice to you before 9:00 A.M., New York City time, on the Business Day following the previously scheduled Expiration Date.

         The Trust expressly reserves the right to amend or terminate the Exchange Offer, and not to accept for exchange any Original Capital Securities not theretofore accepted for exchange, upon the occurrence of any of the conditions of the Exchange Offer specified in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The Trust will give you prompt oral (confirmed in writing) or written notice of any amendment, termination or nonacceptance of Original Capital Securities.

         In carrying out your duties as Exchange Agent, you are to act in accordance with the following instructions:

                  1. You will perform such duties and only such duties as are specifically set forth in the section of the Prospectus captioned "The Exchange Offer" or as specifically set forth herein; provided, however, that in no way will your general duty to act in good faith be discharged by the foregoing.

                  2. You will establish an account with respect to the Original Capital Securities at The Depository Trust Company (the "Book-Entry Transfer Facility") for purposes of the Exchange Offer as soon as practicable, and any financial institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of the Original Capital Securities by causing the Book-Entry Transfer Facility to transfer such Original Capital Securities into your account in accordance with the Book-Entry Transfer Facility's procedure for such transfer.

                  3. You are to examine each of the Letters of Transmittal and certificates for Original Capital Securities (or confirmation of book-entry transfer into your account at the Book-Entry Transfer Facility) and any other documents received by you from or for holders of the Original Capital Securities to ascertain whether: (i) on their face the Letters of Transmittal and any such other documents are duly executed and properly completed in accordance with instructions set forth therein and (ii) the Original Capital Securities have otherwise been properly tendered. In each case where the Letter of Transmittal or any other document has been improperly completed or executed or any of the certificates for Original Capital Securities are not in proper form for transfer or some other irregularity in connection with the acceptance of the Exchange Offer exists, you will endeavor to inform such tendering holders of the need for fulfillment of all requirements and to take any other action as may be necessary or advisable to cause such irregularity to be corrected.

                  4. With the approval of any Administrative Trustee of the Trust or any person designated in writing by the Corporation (a "Designated Officer") (such approval, if given orally, to be confirmed in writing) or any other party designated by any such Administrative Trustee or Designated Officer in writing, you are authorized to waive any irregularities in connection with any tender of Original Capital Securities pursuant to the Exchange Offer.

                  5. Tenders of Original Capital Securities may be made only as set forth in the Letter of Transmittal and in the section of the Prospectus captioned "The Exchange Offer -- Procedures for Tendering Original Capital Securities," and Original Capital Securities shall be considered properly tendered to you only when tendered in accordance with the procedures set forth therein.

         Notwithstanding the provisions of this paragraph 5, Original Capital Securities that any Administrative Trustee of the Trust or Designated Officer of the Corporation shall approve as having been properly tendered shall be considered to be properly tendered. Such approval, if given orally, shall be confirmed in writing.

                  6. You shall advise the Trust and the Corporation with respect to any Original Capital Securities received subsequent to the Expiration Date and accept their instructions with respect to disposition of such Original Capital Securities.

                  7. You shall accept tenders:

                           (a) in cases where the  Original  Capital  Securities
                  are registered in two or more names only if signed by all named holders;

                           (b) in cases where the signing  person (as  indicated
                  on the Letter of Transmittal) is acting in a fiduciary or a representative capacity only when proper evidence of such person's authority so to act is submitted; and

                           (c) from persons other than the registered  holder of
                  Original Capital Securities provided that customary transfer requirements.

         You shall accept partial tenders of Original Capital Securities where so indicated and as permitted in the Letter of Transmittal and deliver certificates for Original Capital Securities to the transfer agent for division and return any untendered Original Capital Securities to the holder (or such other person as may be designated in the Letter of Transmittal) as promptly as practicable after expiration or termination of the Exchange Offer.

                  8. Upon satisfaction or waiver of all of the conditions to the Exchange Offer, the Trust will notify you (such notice, if given orally, to be confirmed in writing) of its acceptance, promptly after the Expiration Date, of all Original Capital Securities properly tendered and you, on behalf of the Trust, will exchange such Original Capital Securities for Exchange Capital Securities provided to you by or on behalf of the Trust and cause such Original Capital Securities to be canceled. Delivery to the Exchange Agent on ___________, 2000 of Exchange Capital Securities will be made on behalf of the Trust by you at the rate of $1,000 liquidation amount of Exchange Capital Securities for each $1,000 liquidation amount of the corresponding series of Original Capital Securities tendered promptly after notice (such notice, if given orally, to be confirmed in writing) of acceptance of said Original Capital Securities by the Trust; provided, however, that in all cases, Original Capital Securities tendered pursuant to the Exchange Offer will be exchanged only after timely receipt by you of certificates for such Original Capital Securities (or confirmation of book-entry transfer into your account at the Book-Entry Transfer Facility), a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents. The Trust shall issue Exchange Capital Securities only in denominations of $1,000 or any integral multiple thereof. Original Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Original Capital Securities are tendered for exchange in part, the untendered aggregate liquidation amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof.

                  9. Tenders pursuant to the Exchange Offer are irrevocable, except that, subject to the terms and upon the conditions set forth in the Prospectus and the Letter of Transmittal, Original Capital Securities tendered pursuant to the Exchange Offer may be withdrawn at any time on or prior to the Expiration Date.

                  10. The Trust shall not be required to exchange any Original Capital Securities tendered if any of the conditions set forth in the Exchange Offer are not met. Notice of any decision by the Trust not to exchange any Original Capital Securities tendered shall be given orally (and confirmed in writing) by the Trust to you.

                  11. If, pursuant to the Exchange Offer, the Trust does not accept for exchange all or part of the Original Capital Securities tendered because of an invalid tender, the occurrence of certain other events set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer" or otherwise, you shall promptly after the expiration or termination of the Exchange Offer return those certificates of Original Capital Securities not accepted for exchange (or effect appropriate book-entry transfer), together with any related required documents and the Letters of Transmittal relating thereto that are in your possession, to the persons who deposited them.

                  12. All certificates for reissued Original Capital Securities, unaccepted Original Capital Securities or Exchange Capital Securities shall be forwarded (a) by first-class certified mail, return receipt requested, under a blanket surety bond at the direction and expense of the Corporation protecting you and the Trust from loss or liability arising out of the non-receipt or non-delivery of such certificates;
         (b) by registered mail insured separately by you at the expense of the Corporation, protecting you, the Corporation and the Trust from loss or liability arising out of the non-receipt or non-delivery of such certificates or (c) by effectuating appropriate book-entry transfer.

                  13. You are not authorized to pay or offer to pay any concessions, commissions or solicitation fees to any broker, dealer, bank or other persons or to engage or utilize any person to solicit tenders.

                  14.      As Exchange Agent hereunder you:

                           (a) shall  have no duties or  obligations  other than
                  those specifically set forth in the section of the Prospectus captioned "The Exchange Offer," the Letter of Transmittal or herein or as may be subsequently agreed to in writing by you and the Trust;

                           (b) will be regarded as making no representations and
                  having no responsibilities as to the validity, sufficiency, value or genuineness of any of the certificates or the Original Capital Securities or Exchange Capital Securities represented thereby deposited with you or issued pursuant to the Exchange Offer, and will not be required to and will make no representation as to the validity, value or genuineness of the Exchange Offer or the Letter of Transmittal or any other disclosure materials delivered in connection therewith;

                           (c) shall not be  obligated  to take any legal action
                  hereunder; if, however, you determine to take any legal action hereunder, and, where the taking of such action might, in your judgment, subject or expose you to any expense or liability, you shall not be required to act unless you shall have been furnished with an indemnity satisfactory to you;

                           (d) may rely on, and be fully authorized and protected in acting or failing to act upon any certificate, instrument, opinion, notice, letter, telegram, telex, facsimile transmission or other document or security delivered to you and believed by you to be genuine and to have been signed by the proper party or parties;

                           (e) may  reasonably  act upon any tender,  statement,
                  request, agreement or other instrument whatsoever not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which you shall in good faith believe to be genuine or to have been signed or represented by a proper person or persons;

                           (f) may rely on, and shall be authorized and protected in acting or failing to act upon the written, telephonic and oral instructions with respect to any matter relating to you acting as Exchange Agent covered by this Agreement (or supplementing or qualifying any such actions) of officers of the Corporation;

                           (g) may consult  with  counsel  satisfactory  to you,
                  including counsel for the Trust, with respect to any questions relating to your duties and responsibilities and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by you hereunder in good faith and in accordance with the advice or opinion of such counsel, provided that you shall promptly notify the Corporation of any action taken or omitted by you in reliance upon such advice or opinion;

                           (h) are not authorized, and shall have no obligation,
                  to pay any brokers, dealers or soliciting fees to any person; and

                           (i) shall not advise any  person  tendering  Original
                  Capital Securities pursuant to the Exchange Offer as to the wisdom of making such tender or as to the market value or decline or appreciation in market value of any Original Capital Securities.

                  15. You shall take such action as may from time to time be requested by the Trust or its counsel or any Designated Officer of the Corporation (and such other action as you may reasonably deem appropriate) to furnish copies of the Prospectus, Letter of Transmittal and the Notice of Guaranteed Delivery or such other forms as may be approved and provided to you from time to time by the Trust or the Corporation, to all persons requesting such documents and to accept and comply with telephone requests for information relating to the Exchange Offer, provided that such information shall relate only to the procedures for accepting (or withdrawing from) the Exchange Offer. The Trust will furnish you with copies of such documents at your request. All other requests for information relating to the Exchange Offer shall be directed to the principal executive office of the Trust, Cascade Financial Corporation, 2828 Colby Avenue, Washington 98201, telephone number is (425) 339-5500.

                  16. You shall advise by facsimile transmission or telephone, and promptly thereafter confirm in writing to the principal executive office of the Trust, Cascade Financial Corporation, 2828 Colby Avenue, Washington 98201, and such other person or persons as the Trust or the Corporation may request, daily (and more frequently during the week immediately preceding the Expiration Date and if otherwise requested by the Corporation or the Trust) up to and including the Expiration Date, as to the aggregate liquidation amount of Original Capital Securities which have been tendered pursuant to the Exchange Offer and the items received by you pursuant to this Agreement, separately reporting and giving cumulative totals as to items properly received and items improperly received. In addition, you will also inform, and cooperate in making available to, the Trust or the Corporation or any such other person or persons, upon oral request made from time to time on or prior to the Expiration Date, such other information as it or such person reasonably requests. Such cooperation shall include, without limitation, the granting by you to the Trust or the Corporation, and such person as the Trust or the Corporation may request, of access to those persons on your staff who are responsible for receiving tenders, in order to ensure that immediately prior to the Expiration Date the Trust or the Corporation shall have received information in sufficient detail to enable it to decide whether to extend the Exchange Offer. You shall prepare a final list of all persons whose tenders were accepted, the aggregate liquidation amount of Original Capital Securities tendered, the aggregate liquidation amount of Original Capital Securities accepted and deliver said list to the Trust promptly after the Expiration Date.

                  17. Letters of Transmittal and Notices of Guaranteed Delivery received by you shall be stamped by you as to the date and the time of receipt thereof and shall be preserved by you for a period of time at least equal to the period of time you preserve other records pertaining to the transfer of securities.

                  18. You hereby expressly waive any lien, encumbrance or right of set-off whatsoever that you may have with respect to funds deposited with you for the payment of transfer taxes by reasons of amounts, if any, borrowed by the Trust, or any of its subsidiaries or affiliates pursuant to any loan or credit agreement with you or for compensation owed to you hereunder.

                  19. For services rendered as Exchange Agent hereunder, you shall be entitled to the compensation set forth on Schedule I attached hereto, plus reasonable out-of-pocket expenses and reasonable attorneys' fees, incurred in connection with your services hereunder, within thirty days following receipt by the Corporation of an itemized statement of such expenses and fees in reasonable detail.

                  20. (a) The Trust  covenants  and agrees to indemnify and hold you (which for purposes of this paragraph shall include your directors, officers and employees) harmless in your individual capacity and in your capacity as Exchange Agent hereunder from and against any and all loss, liability, cost, damage, expense and claim, including but not limited to reasonable attorneys' fees and expenses, incurred by you as a result of, arising out of or in connection with the performance by you of your duties under this Agreement or the compliance by you with the instructions set forth herein or delivered hereunder; provided, however, that the Trust shall not be liable for indemnification or otherwise, or hold you harmless, for any loss, liability, cost, damage, expense or claim arising out of your bad faith, gross negligence or willful misconduct. In no case shall the Trust be liable under this indemnity with respect to any claim against you unless the Trust shall be notified by you, by letter or by facsimile confirmed by letter, of the written assertion of a claim against you or of any other action commenced against you, promptly after you shall have received any such written assertion or notice of commencement of action. The Trust shall be entitled to participate at its own expense in the defense of any such claim or other action, and, if the Trust so elects, the Trust may assume the defense of any suit brought to enforce any such claim; provided, that the Trust shall not be entitled to assume the defense of any such action if the named parties to such action include both the Trust and you and representation of both parties by the same legal counsel would, in the written opinion of counsel to you, be inappropriate due to actual or potential conflicting interests between them. In the event that the Trust shall assume the defense of any such suit or threatened action in respect of which indemnification may be sought hereunder, the Trust shall not be liable for the fees and expenses of any counsel thereafter retained by you. The Trust shall not be liable under this paragraph for the fees and expenses of more than one legal counsel for you.

                  (b) You agree that, without the prior written consent of the Trust (which consent shall not be unreasonably withheld), you will not settle, compromise or consent to the entry of any pending or threatened claim, action, or proceeding in respect of which indemnification could be sought in accordance with the indemnification provisions of this Agreement (whether or not you or the Trust or any of its trustees or controlling persons is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Trust and its trustees and controlling persons from all liability arising out of such claim, action or proceeding.

                  21. The Trust understands that you are required in certain instances to deduct 31% of the amounts to be paid with respect to interest paid on the Exchange Capital Securities and proceeds from the sale, exchange, redemption or retirement of the Exchange Capital Securities from holders who have not supplied their correct Taxpayer Identification Number or required certification. You will remit any such funds to the Internal Revenue Service in accordance with applicable regulations.

                  22. You shall notify the Trust of the amount of any transfer taxes that you have actual knowledge are payable in respect of the exchange of Original Capital Securities.

                  23. This Agreement and your appointment as Exchange Agent hereunder shall be construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, and without regard to conflicts of law principles, and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto, and no other person shall have any rights hereunder.

                  24.   This   Agreement   may  be   executed  in  one  or  more
         counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  25. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  26. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the party to be charged. This Agreement may not be modified orally.

                  27. Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth below:


         If to the Trust:

                  Cascade Capital Trust I
                  2828 Colby Avenue
                  Everett, Washington 98201
                  Facsimile: (425)
                  Attention:  Frank M. McCord

         If to the Exchange Agent:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890

                  Facsimile:  (302) 651-1576
                  Attention:        Corporate Trust Administration -
                                    Cascade Capital Trust I Exchange Offer

                  28. Unless terminated earlier by the parties hereto, this Agreement shall terminate 90 days following the Expiration Date. Notwithstanding the foregoing, Paragraphs 19, 20 and 21 shall survive the termination of this Agreement. Upon any termination of this Agreement, you shall promptly deliver to the Trust any certificates for Securities, funds or property then held by you as Exchange Agent under this Agreement.

                  29. This Agreement shall be binding and effective as of the date hereof.

         Please   acknowledge   receipt  of  this   Agreement  and  confirm  the
arrangements herein provided by signing and returning the enclosed copy.


                                             CASCADE CAPITAL TRUST I


                                             By:
                                                --------------------------
                                                Administrative Trustee

Accepted as the date first above written:

WILMINGTON TRUST COMPANY, not in its
         individual capacity but solely as Property
         Trustee, as Exchange Agent

By:
Name:
Title:

                                   SCHEDULE I

                                      FEES

                            Wilmington Trust Company
                           Corporate Trust Department

                                SCHEDULE OF FEES
                                       FOR
                             CASCADE CAPITAL TRUST I

                       11.00% CAPITAL SECURITIES, SERIES B


         1.       Exchange Agent   $3,500

         Covers review of the Letter of Transmittal, the Exchange Agent Agreement and other related documentation; establishment of accounts and systems link with depositories; operational and administrative charges and time spent in connection with the review, receipt and processing of Letters of Transmittal, Agent's Messages and Notices of Guaranteed Delivery.

         Note: The fees set forth in this schedule are subject to review of documentation and our internal credit and conflict review. The fees are also subject to change should circumstances warrant. Out-of-pocket expenses and disbursements, including reasonable counsel fees, incurred in the performance of our duties will be added to the billed fees. We may place orders to buy/sell financial instruments with outside broker-dealers that we select, as well as Wilmington Trust Company or its affiliates. These transactions (for which normal and customary spreads will be earned in addition to the charges quoted above) will be executed on a riskless principal basis solely for your account(s) and without recourse to us or our affiliates. If you choose to invest in any mutual fund, Wilmington Trust Company and/or our affiliates may earn service fees/expenses associated with these funds as disclosed in the mutual fund prospectus provided to you, in addition to the charges quoted above. We will provide periodic account statements describing transactions executed for your account(s). Trade confirms will be available upon your request at no additional charge. If a deal should fail to close for reasons beyond our control, we reserve the right to charge our acceptance plus reimbursement for legal fees incurred.

         Fees for any services not specifically covered in this or other applicable schedules will be based on an appraisal of services rendered.

                                                                    EXHIBIT 99.4


                             CASCADE CAPITAL TRUST I

                            Offer for all Outstanding
                       11.00% Capital Securities, Series A
                                 in Exchange for
                       11.00% Capital Securities, Series B


To:      Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

         Cascade Capital Trust I (the "Trust") is offering, upon and subject to the terms and conditions set forth in a prospectus dated __________, 2000 (as the same maybe amended or supplemented from time to time, the "Prospectus"), and the enclosed letter of transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offer") its 11.00% Capital Securities, Series B (the "Exchange Capital Securities") for any and all of its outstanding 9.75% Capital Securities, Series A (the "Original Capital Securities). The Exchange Offer is being made in order to satisfy certain obligations of the Trust and Cascade Financial Corporation (the "Corporation") contained in the registration rights agreement dated February 25, 2000, among the Trust, the Guarantor and the Initial Purchasers referred to therein.

         We are requesting that you contact your clients for whom you hold Original Capital Securities regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Original Capital Securities registered in your name or in the name of your nominee, or who hold Original Capital Securities registered in their own names, we are enclosing the following documents:

         1.       The Prospectus dated July __, 2000;

         2. The Letter of Transmittal for your use and for the information (or the use, where relevant) of your clients;

         3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Original Capital Securities are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

         4. A form of letter which may be sent to your clients for whose account you hold Original Capital Securities registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

         5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Your prompt action is requested. The Exchange Offer will expire at 5:00 p.m., New York City time, on __________, 2000, or on such later date or time to which the Corporation or the Trust may extend the Exchange Offer (the "Expiration Date"). The Original Capital Securities tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         To participate in the Exchange Offer, your clients must tender by having you execute for them a book-entry transfer of tendered Original Capital Securities into the account of Wilmington Trust Company, as Exchange Agent, at The Depository Trust Company ("DTC") using DTC's Automated Tender Offer Program. Your clients may also tender by having certificates representing the Original Capital Securities, a duly executed and properly completed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other required documents delivered to such Exchange Agent. The Letter of Transmittal and the Prospectus should be consulted for complete instructions and information about participation in the Exchange Offer.

         If holders of Original Capital Securities wish to tender, but it is impracticable for them to forward their certificates for Original Capital Securities prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Capital Securities -- Guaranteed Delivery."

         The Trust will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Original Capital Securities held by them as nominee or in a fiduciary capacity. The Trust will pay or cause to be paid all stock transfer taxes applicable to the exchange of Original Capital Securities pursuant to the Exchange Offer, except as set forth in Instruction 13 of the Letter of Transmittal.

         Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be directed to Wilmington Trust Company, the Exchange Agent for the Original Capital Securities, at its address and telephone number set forth on the front of the Letter of Transmittal.

                                                     Very truly yours,


                                                     CASCADE CAPITAL TRUST I

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE TRUST OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

Enclosures

                                                                    EXHIBIT 99.5

                             CASCADE CAPITAL TRUST I

                            Offer for all Outstanding
                       11.00% Capital Securities, Series A
                                 in Exchange for
                       11.00% Capital Securities, Series B

To Our Clients:

         Enclosed for you consideration is a prospectus dated July __, 2000 (as the same maybe amended and supplemented from time to time, the "Prospectus"), and the related letter of transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") of Cascade Capital Trust I (the "Trust") and Cascade Financial Corporation (the "Corporation") to exchange the Trust's 11.00% Capital Securities, Series B (the "Exchange Capital Securities") for any and all of the Trust's outstanding 11.00% Capital Securities, Series A (the "Original Capital Securities"), upon the terms and subject to the conditions described in the Prospectus. The Exchange Offer is being made in order to satisfy certain obligations of the Trust and the Corporation contained in the Registration Rights Agreement dated February 25, 2000, among the Trust, the Corporation and the Initial Purchasers.

         This material is being forwarded to you as the beneficial owner of the Original Capital Securities carried by us in your account but not registered in your name. A tender of such Original Capital Securities may only be made by us as the holder of record and pursuant to your instructions.

         Accordingly, we request instructions as to whether you wish us to tender on your behalf the Original Capital Securities held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

         Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Original Capital Securities on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer shall expire at 5:00 p.m., New York City time, on ____________, 2000, or on such later date or time to which the Corporation or the Trust may extend the Exchange Offer. Any Original Capital Securities tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

         Your attention is directed to the following:

                  1. The Exchange Offer is for any and all Original Capital Securities.

                  2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer--Conditions to the Exchange Offer."

                  3. Any transfer taxes incident to the transfer of Original Capital Securities from the holder to the Corporation will be paid by the Corporation, except as otherwise provided in the Instructions in the Letter of Transmittal.

                  4. The Exchange Offer expires at 5:00 p.m., New York City time, on ____________, 2000, or on such later date or time to which the Corporation or the Trust may extend the Exchange Offer.

         If you wish to have us tender your Original Capital Securities, please so instruct us by completing, executing and returning to us the instruction form attached to this letter. The Letter of Transmittal is furnished to you for information only and may not be used directly by you to tender Original Capital Securities.

                 INSTRUCTIONS WITH RESPECT TO THE EXCHANGE OFFER

         The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by Cascade Capital Trust I with respect to its Original Capital Securities.

         This will instruct you to tender the Original Capital Securities held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

         Please tender the Original Capital Securities held by you for my account as indicated below:


                         Aggregate Liquidation Amount of


                      Original Capital Securities Tendered*


                       11.00% Original Capital Securities



o        Please do not tender any Original
         Capital Securities held by you for
         my account.



Dated:   _______________________
                                  Signature(s)


                                  Please print name(s) here


                                  Addresses


                                  City, State and Zip Code


                                  Area Code and Telephone Number


                                  Tax Identification or Social Security No(s).



         None of the Original Capital Securities held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature (s) hereon shall constitute an instruction to us to tender all the Original Capital Securities held by us for your account.

* Must be in denominations of a Liquidation Amount of $1,000 and in any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.